CELGENE CORPORATION

                        3,000,000 Shares of Common Stock

                             Underwriting Agreement


                                                              February [ ], 2000


J.P. Morgan Securities Inc.
Prudential Securities Incorporated
U.S. Bancorp Piper Jaffray Inc.
  As Representatives of the several Underwriters
  listed in Schedule I hereto
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

     Celgene Corporation,  a Delaware  corporation (the "Company"),  proposes to issue and sell 2,484,000 shares (the "Company Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, and Hancock Mezzanine Partners L.P., a partnership formed under the laws of the State of Delaware, John Hancock Life Insurance Company, a Massachusetts corporation, John Hancock Variable Life Insurance Company, a Massachusetts corporation, and Signature 1A (Cayman), Ltd., a corporation organized under the laws of the Cayman Islands (each individually referred to as a "Selling Stockholder" and collectively referred to as the "Selling Stockholders") propose to sell an aggregate of 516,000 shares (the "Selling Stockholder Shares") of Common Stock of the Company to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company Shares and the Selling Stockholder Shares are herein referred to as the
"Underwritten Shares." In addition, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, the Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, up to an additional 450,000 shares (the "Option Shares") of Common Stock. The Underwritten Shares and the Option Shares are herein referred to as the "Shares."


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     The  Company  has  prepared  and filed  with the  Securities  and  Exchange
Commission  (the   "Commission")  in  accordance  with  the  provisions  of  the
Securities  Act of 1933,  as  amended,  and the  rules  and  regulations  of the
Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3, including a prospectus, relating to the Shares. The registration statement as amended at the time when it became or shall become effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the
Securities  Act,  is  referred  to  in  this  Agreement  as  the   "Registration
Statement," and the prospectus in the form first used to confirm sales of Shares is referred to in this Agreement as the "Prospectus." If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act ("Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as
amended,   and  the  rules  and   regulations  of  the   Commission   thereunder
(collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

     The Company and each of the Selling Stockholders hereby agrees with the Underwriters as follows:

     1. The Company agrees to issue and sell the Company Shares and each of the Selling Stockholders agrees, severally and not jointly, to sell the Selling Stockholder Shares to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from each of the Company and each of the Selling Stockholders at a purchase price per share of $[ ] (the "Purchase Price") the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by the Company and by each of the Selling Stockholders as set forth opposite their respective names under the heading "Number of Underwritten Shares" in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all the Underwriters from the Company and all the Selling Stockholders hereunder.


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     In addition,  the Company agrees to issue and sell the Option Shares to the several Underwriters as hereinafter provided, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Company at the Purchase Price that portion of the number of Option Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction, the numerator of which is the maximum number of Underwritten Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Option Shares which all of the Underwriters are entitled to purchase hereunder, for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Shares by the several Underwriters.

     The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

     2.  The  Company  and  the  Selling   Stockholders   understand   that  the
Underwriters  intend (i) to make a public  offering  of the Shares as soon after
(A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement as in the judgment of the Representatives is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

     3. Payment for the Shares shall be made by wire transfer in immediately available funds to the accounts specified by the Company, in the case of the Company Shares, and to the accounts specified by the Selling Stockholders, in the case of the Selling Stockholder Shares, to the Representatives on February [ ], 2000, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives, the Company and the Selling Stockholders may agree upon in writing, or to an account specified to the Representatives by the Company, in the case of the Option Shares, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the "Closing Date," and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the "Additional Closing Date."


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As used herein,  the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Company Shares and the Option Shares duly paid by the Company and any transfer taxes payable in connection with the transfer to the Underwriters of the Selling Stockholder Shares duly paid by the Selling Stockholders. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     4. (A) The Company represents and warrants to the Underwriters and the Selling Stockholders that:

          (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that this representation and warranty shall not apply to any statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

          (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission, and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto,


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     contain  any  untrue  statement of  a material fact or omit  to  state  any
     material  fact  required  to be  stated  therein   or  necessary  to   make
     the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the
     statements therein, in light of  the circumstances  under   which they were
     made, not  misleading;  provided, that  the foregoing  representations  and
     warranties  shall not apply to any  statements   in,  or   omissions  from,
     the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

          (c) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company as of the dates indicated and the consolidated results of its operations and changes in cash flows for the periods specified; such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

          (e) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or its subsidiary, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiary, taken as a whole (a "Material Adverse Change"), otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus, neither the Co-


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     mpany  nor  its  subsidiary  has entered into any  transaction or agreement
     (whether or not in   the  ordinary  course  of  business)  material  to the
     Company  and its subsidiary, taken as a whole;

          (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiary, taken as a whole (a "Material Adverse Effect");

          (g) the Company has no subsidiaries other than Celgro Corporation ("Celgro"); the Company's subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of the Company's subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

          (h) this Agreement has been duly authorized, executed and delivered by the Company;

          (i) the Company has an authorized capitalization as set forth in the Prospectus and such authorized capital stock conforms to the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, its subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company,



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     its subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

          (j) the Shares to be issued and sold by the Company hereunder have been duly authorized, and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued and will be fully paid and non-assessable and will conform to the description thereof set forth in the Prospectus; and the issuance of such Shares is not subject to any preemptive or similar rights;

          (k) the Shares to be sold by the Selling Stockholders hereunder issuable upon the conversion of a portion of the 9.00% Convertible Notes due January 20, 2004 (each a "Note" and collectively, the "Notes") by the Selling Stockholders have been duly and validly authorized and reserved for issuance, and at the time of delivery to the Underwriters with respect to such Shares (assuming prior delivery of the Notes to the Company for conversion), such Shares will be issued and delivered in accordance with the provisions of the Note between the Company and such Selling Stockholder and will be validly issued and will be fully paid and non-assessable and will conform to the description thereof set forth in the Prospectus;

          (l) the Notes were duly authorized, executed and delivered and constitute valid and binding instruments enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and Notes conform to the description thereof set forth in the Prospectus;

          (m) neither the Company nor its subsidiary is, or with the giving of notice or lapse of time or both would be, in breach or violation of or in default under its certificate of incorporation or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of their respective properties or assets is subject, except for violations and defaults which individually and in the aggregate would not have a Material Adverse Effect; the issuance and sale of the Shares to be sold by the Company hereunder, the issuance by the Company of the Shares to be issued upon conversion of the Notes and sold by the Selling Stockholders hereunder and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of their respective


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                                       8

     properties or assets is subject, nor will any such action result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiary or any of their respective properties; no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (n) other than as set forth in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or its subsidiary or any of their respective properties or to which the Company or its subsidiary is or may be a party or to which any property of the Company or its subsidiary is or may be subject which, if determined adversely to the Company or its subsidiary, could individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (o) the Company and its subsidiary have good and marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiary; and any real property and buildings held under lease by the Company and its subsidiary are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiary;

          (p) no relationship, direct or indirect, exists between or among the Company or its subsidiary, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its subsidiary, on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;


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                                       9


          (q) except for rights which have been waived or exercised, no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, or the issuance and sale of the Shares to be sold by the Company hereunder or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Stockholders hereunder;

          (r) the Company is not, and after giving effect to the issuance and sale of the Shares will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (s) KPMG LLP ("KPMG"), who have certified certain consolidated financial statements of the Company, are independent public accountants as required by the Securities Act;

          (t) the Company and its subsidiary have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or either of them to the extent that such taxes have become due and are not being contested in good faith; and no tax deficiency has been determined adversely to the Company and there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or its subsidiary;

          (u) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock;

          (v)  the   statistical  and   market-related   data  included  in  the
     Registration Statement and the Prospectus are based on or derived from sources which are believed by the Company to be reliable;

          (w) each of the Company and its subsidiary owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and foreign governmental authorities, all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Company nor its subsidiary has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration State-


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                                       10

     ment and the Prospectus; and each of the Company and its subsidiary is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof;

          (x) each of the Company and its subsidiary owns, is licensed to use or otherwise possesses adequate rights to use the patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, processes or procedures (collectively, the "Intellectual Property"), reasonably necessary to carry on the business conducted by it, except to the extent that the failure to own, be licensed to use or otherwise possess adequate rights to use such Intellectual Property would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect; except as set forth in the Registration Statement and the Prospectus, the Company has not received any notice of infringement of or conflict with, and the Company has no knowledge of any infringement of or conflict with, asserted rights of others with respect to the Intellectual Property which could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; except as set forth in the Registration Statement and the Prospectus, the discoveries, inventions, products or processes of the Company referred to in the Registration Statement and the Prospectus do not, to the knowledge of the Company, infringe on or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party (which patent application has been published or is otherwise known to the Company) which could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; except as set forth in the Registration Statement and the Prospectus, the Company is not obligated to pay any royalty, grant any license or provide other consideration to any third party in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how which could reasonably be expected to result in a Material Adverse Effect; and no third party, including any academic or governmental organization, possesses rights to the Intellectual Property which, if exercised, could reasonably be expected to have a Material Adverse Effect;

          (y) since the respective dates as of which information is given in the Registration Statement and the Prospectus, the studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Registration Statement and the Prospectus were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards, except where the failure to so conduct could not reasonably be expected to result in a Material Adverse Effect; the des-
     criptions of the results of such studies, tests and trials contained in the Registration Statement and the Prospectus are accurate and complete in all material respects; and the Company has not received any notices or correspondence from the U.S. Food and Drug Administration or any state, local or foreign governmental body exercising comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company which termination, suspension or material modification could reasonably be expected to have a Material Adverse Effect;

          (z) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or its subsidiary which could reasonably be expected to have a Material Adverse Effect;

          (aa) the Company and its subsidiary carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries;

          (bb) the Company and its subsidiary (i) are in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not individually or in the aggregate have a Material Adverse Effect;

          (cc) in the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiary, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not individually or in the aggregate have a Material Adverse Effect;

     (dd) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of
     Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; for each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency," as defined in Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceed the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

          (ee) the Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus, any amendment or supplement thereto, any preliminary prospectus or any other materials, if any, permitted by the Securities Act; and

          (ff) the Company and its subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (B) Each of the Selling Stockholders severally represents and warrants to each of the Underwriters and the Company that:

          (a) such Selling Stockholder has been duly formed and is validly existing as a corporation or partnership, as the case may be, in good standing under its jurisdiction of incorporation or formation, as the case may be;

          (b) this Agreement has been duly authorized, executed and delivered by such Selling Stockholder;

     (c) the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership, or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, in each case other than such conflicts, breaches, violations or defaults which individually or in the aggregate (i) would not have a material adverse effect on the general affairs, business, prospects, management, financial position or results of operations of such Selling Stockholder, (ii) would not have a Material Adverse Effect and (iii) would not affect the validity, performance or consummation of the transactions contemplated herein; no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (d) such Selling Stockholder will have, immediately prior to the Closing Date and assuming due issuance of the Shares to be sold by such Selling Stockholder to be issued upon conversion of the Notes, good and valid title to such Shares free and clear of all mortgages, pledges, security interests, liens, claims, encumbrances or equities, with full right and authority to deliver the same hereunder; upon delivery of and payment for such Shares pursuant to this Agreement, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters, assuming the Underwriters have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code (as in effect in the State of New York);

          (e) such Selling Stockholder has not taken nor will it take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock;

          (f) the sale of the Shares to be sold by such Selling Stockholder hereunder is not prompted by any material information concerning the Company or its subsidiary which is not set forth in the Registration Statement or the Prospectus;

          (g) to the extent, and only to the extent, of written information relating to such Selling Stockholder furnished to the Company in writing by or on behalf of such Selling Stockholder expressly for use in any preliminary prospectus, each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, did not contain an untrue statement of a material fact or omit to state a material fact, in each case with respect to such Selling Stockholder, required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (h) to the extent, and only to the extent, of written information relating to such Selling Stockholder furnished to the Company in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) do not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact, in each case with respect to such Selling Stockholder, required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact, in each case with respect to such Selling Stockholder, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

          (i) such Selling Stockholder has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus, any amendment or supplement thereto, any preliminary pro-spectus or any other materials, if any, permitted by the Securities Act.

     5. (A) The Company covenants and agrees with each of the several Underwriters as follows:

          (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

          (b) to deliver, at the expense of the Company, to the Representatives four signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period referred to in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Representatives may reasonably request;

          (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

          (d) to advise the Representatives promptly, and to confirm such advice in writing (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose,

     (vi) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the shares, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to endeavor to qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to file a general consent to service of process in any such jurisdiction;

          (g) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration
     Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

     (h) so long as the Shares are outstanding, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

     (i) for a period of 90 days after the date of the initial public offering of the Shares, not to, directly or indirectly, (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including but not limited to any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock or (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise without the prior written consent of J.P. Morgan Securities Inc., in each case other than (w) the Shares to be sold by the Company hereunder, (x) any options to be granted or shares of Common Stock issued upon exercise of options granted or to be granted under the Company's employee or director stock option plans existing on the date of the Prospectus, (y) shares of Common Stock issued upon exercise of warrants of the Company outstanding on the date of the Prospectus or (z) shares of Common Stock issued upon conversion of convertible notes of the Company (including but not limited to the Notes) outstanding on the date of the Prospectus;

          (j) to use the net proceeds received by the Company from the sale of the Shares to be sold by the Company hereunder by the Company pursuant to this Agreement in a manner consistent with the description of the use of proceeds in the Prospectus under the caption "Use of Proceeds";

          (k) to list, subject to official notice of issuance, the Shares on the Nasdaq National Market (the "Nasdaq National Market"); and

          (l) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, registration, transfer, execution, issuance and delivery of the Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Regis-tration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Representatives may designate (including fees of counsel for the Underwriters and its disbursements),
     (iv) in connection with the listing of the Shares on the Nasdaq National Market, (v) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, any blue sky memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (viii) the cost of preparing stock certificates and (ix) the cost and charges of any transfer agent and any registrar.

     (B) Each of the Selling Stockholders covenants and agrees with the several Underwriters as follows:

          (a) prior to the Closing Date, to take all action required under the Notes by such Selling Stockholder to convert a portion of the Notes into the Shares to be sold by such Selling Stockholder hereunder; and

          (b) for a period of 90 days after the date of the initial public offering of the Shares, not to, directly or indirectly, (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including but not limited to any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock or (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock without the prior written consent of J.P. Morgan Securities Inc., in each case other than (x) the Shares to be sold by such Selling Stockholder hereunder,
     (y) Common Stock to be issued upon conversion of any Note and (z) transfers of any Note, or the shares of Common Stock issued upon conversion of such Note, to an affiliate (as such term is defined in the Securities Act) of such Selling Stock-holder or an entity for which such Selling Stockholder acts as an investment advisor or manager, provided that such affiliate or such entity, as applicable, agrees to be bound by the terms of this Section 5(B)(b).

     6. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company and each of the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

     (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with
     Section 5(A) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representatives;

          (b) the representations and warranties of the Company and the Selling Stockholders contained herein are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on the Closing Date or the Additional Closing Date, as the case may be, and the Company and each of the Selling Stockholders shall have complied with all agreements and all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

          (c) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock or long-term debt of the Company or any Material Adverse Change, or any development involving a prospective Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and neither the Company nor its subsidiary has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

     (d) the Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (1) a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, satisfactory to the Representatives, to the effect set forth in subsections
     (a) through (d) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section 6 and to the further effect that there has not occurred any Material Adverse Change, or any development involving a prospective Material Adverse Change, from that set forth or contemplated in the Registration Statement and (2) a certificate of an executive officer of each of the Selling Stockholders, satisfactory to the Representatives to the effect set forth in subsection
     (b) of this Section 6 (with respect to the respective representations, warranties, agreements and conditions of the Selling Stockholders);

          (e) Proskauer Rose LLP, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

               (i) the Registration Statement has become effective under the Securities Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus is in effect and no proceedings for that purpose have been instituted or are pending or threatened by the Commission;

               (ii) based solely on certificates of public officials in the case of clauses (x) and (z) below, (x) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, (y) the Company has the corporate power and authority to own its properties and conduct its business as described in the Prospectus, and (z) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the State of New Jersey;

               (iii) based solely on certificates of public officials in the case of clauses (x) and (z) below, (x) Celgro has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, (y) Celgro has the corporate power and authority to own its properties and conduct its business as described in the Prospectus, and (z) Celgro has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of New Jersey; and all the outstanding shares of capital stock of Celgro have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

               (iv) other than as set forth in the Prospectus, to the best of such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or its subsidiary or any of their respective properties which are required to be described in the Prospectus but are not so described; and to the best of such counsel's knowledge, there are no contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (v) this Agreement has been duly authorized, executed and delivered by the Company;

               (vi) the Company has an authorized capitalization as set forth under "Capitalization" in the Prospectus;

               (vii) all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are free of statutory and, to such counsel's knowledge, contractual pre-emptive rights; and, except as described in or expressly contemplated by the Prospectus and to the best of such counsel's knowledge, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, its subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, its subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

               (viii) the Company Shares and the Option Shares, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly authorized and issued and will be fully paid and non-assessable; and the Company Shares and the Option Shares, when issued, will be free of statutory and, to our knowledge, contractual preemptive rights;

               (ix) the issuance of the Selling Stockholder Shares in accordance with the terms of the Notes upon conversion by the Selling Stockholders has been duly authorized and reserved for issuance, and when issued in accordance with the terms of the Notes, will be validly issued, fully paid and non-assessable;

               (x) the Notes were duly and validly authorized, executed and delivered and constitute legal, valid and binding obligations enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the rights and remedies of creditors generally and general equity principles, whether applied by a court of equity or law;

               (xi) to such counsel's knowledge, except for rights which have been waived, no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, or the issuance and sale of the

          Shares to be sold by the Company hereunder or, to the knowledge of such counsel, the sale of the Shares to be sold by the Selling Stockholders hereunder;

               (xii) the statements in the Prospectus under "Description of Capital Stock" and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the terms of the Common Stock, legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such terms, legal matters, documents or proceedings;

               (xiii) the Registration Statement and the Prospectus and any supplement or amendment thereto (other than any financial statements and related schedules therein as to which no belief need be expressed) comply as to form in all material respects with the Securities Act;

               (xiv) such counsel shall state that they have, in the course of the preparation of the Registration Statement and the Prospectus, participated in conferences with officers and other representatives of the Company, with the Company's independent public accountants and the Underwriters, at which conferences they made certain inquiries and investigations in connection with the Registration Statement and Prospectus and (without taking any further action to verify independently the accuracy or completeness of the statements made in the Registration Statement and the Prospectus and, except as stated in their opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to their attention that causes them to believe that either the Registration
          Statement in the form it originally became effective under the Securities Act and as of the Closing Date or the Additional Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or as of the Closing Date or the Additional Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel makes no statement with respect to the financial statements and supporting schedules and other financial data derived therefrom included in or omitted from the Registration Statement or the Prospectus).

               (xv) the issuance and sale of the Shares being delivered by the Company on the Closing Date or the Additional Closing Date, as the case may be, the issuance  of  the  Shares  to be  sold  by  the  Selling  Stockholders hereunder to be issued upon conversion of the Notes and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of, or constitute a default under (nor constitute an event which with notice, lapse of time, or both, would constitute a breach of or default under) provisions of (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which the Company or its subsidiary is bound or to which any of their respective properties or assets is subject, (B) the certificate of incorporation or the by-laws of the Company, (C) any federal or New York law, regulation, rule, or the General Corporation Law of the State of Delaware, or (D) to such counsel's knowledge, any decree, judgment or order applicable to the Company or its Subsidiary, except, in each case other than Clause (B) above, for conflicts breaches or defaults which would not have, or would not be reasonably likely to have, a Material Adverse Effect;

               (xvi) no consent, approval, authorization or order of, or filing with, any federal, state or local government or regulatory commission, board, body, authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, other than registration under the Securities Act (except that we express no opinion as to any necessary qualification under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters);

               (xvii) the Company is not, and after giving effect to the issuance and sale of the Shares will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act; and

               (xviii) the documents filed pursuant to the Exchange Act and incorporated by reference in the Prospectus or any further amendment or supplement thereto by the Company prior to the Closing Date or the Additional Closing Date, as the case may be (except as to the financial statements and related schedules therein, as to which no belief need be expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder.

          In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of New

     York and Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon.

          The opinion of Proskauer Rose LLP described above shall be rendered to the Underwriters at the request of the Company and shall so state therein;

          (f) Joanne P. Acford, Esq., Vice President and Counsel of John Hancock Life Insurance Company, shall have furnished to the Representatives her written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, to the effect that:

               (i) each of the Selling Stockholders has full legal right, power and authority to enter into this Agreement;

               (ii) this Agreement has been duly authorized, executed and delivered by each Selling Stockholder;

               (iii) the execution, delivery and performance of this Agreement by each Selling Stockholder, compliance by each Selling Stockholder with all of the provisions herein and the consummation of the transactions contemplated hereby will not (a) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except for filings for informational purposes and except such as may be required under the Securities Act and state securities or Blue Sky laws), (b) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws (if a corporation) or the partnership agreement (if a partnership), of such Selling Stockholder,
          (c) to her knowledge, conflict with or constitute a material breach of any of the terms or provisions of, or a material default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to such Selling Stockholder, or (d) to her knowledge, violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Selling Stockholder or its property, in any manner which, individually or in the aggregate, would affect the validity, performance or consummation of the transactions contemplated by this Agreement;

               (iv) to her knowledge, on the date on which each Selling Stockholder delivered its Shares to the Underwriters, such Selling Stockholder had good and valid title to the Shares listed beside such Selling Stockholder's name on Schedule II attached hereto, free and clear of all liens, encumbrances, equities or claims, and each Selling Stockholder had full right, power and authority to sell, assign, transfer and deliver such Shares;

               (v) upon delivery of and payment for the Shares being sold by the Selling Stockholders pursuant to this Agreement, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters, assuming such Underwriters have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code (as in effect in the State of New York);

               (vi) such counsel shall state that no facts have come to her attention to cause her to believe that to the extent, and only to the extent, that written information relating to the Selling Stockholders was furnished to the Company by or on behalf of the Selling Stockholders expressly for use in the Registration Statement and the Prospectus, (A) the Registration Statement and the Prospectus included therein (other than any financial statements and related schedules therein as to which no belief need be expressed) at its effective date contained an untrue statement of a material fact or omitted to state a material fact, in each case with respect to the Selling Stockholders, required to be stated therein or necessary to make the statements contained therein not misleading or (B) the Prospectus (other than any financial statements and related schedules therein as to which no belief need be expressed), as of its date and as of the Closing Date or the Additional Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact, in each case with respect to the Selling Stockholders, necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the Commonwealth of Massachusetts, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the any of the Selling Stockholders and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of any Selling Stockholder. The opinion of such counsel for the Selling Stockholder shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon.

          The opinion of Joanne P. Acford, Esq., described above shall be rendered to the Underwriters at the request of the Selling Stockholders and shall so state therein;

          (g) on the date hereof and the effective date of the most recently filed post-effective amendment filed on or subsequent to the date hereof to the Registration Statement and also on the Closing Date or Additional Closing Date, as the case may be, KPMG shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus;

          (h) the Representatives shall have received on and as of the Closing Date or Additional Closing Date, as the case may be, an opinion of Cahill Gordon & Reindel, counsel to the Underwriters, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (i) the Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance;

          (j) on or prior to the Closing Date or Additional Closing Date, as the case may be, the Company and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request; and

          (k) the lock-up agreements, each substantially in the form of Exhibit A hereto, between you and each of the Company's executive officers and directors, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

     7. The Company agrees to indemnify and hold harmless each Underwriter and each affiliate of any Underwriter which assists such Underwriter in the distribution of the Shares and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any audio or visual materials prepared by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films, tape recordings used in connection with the marketing of the Shares, including, without limitation, statements communicated to securities analysts employed by the Underwriters, except in each case insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

     The Selling Stockholders agree, severally and not jointly, to indemnify and hold harmless each Underwriter and each affiliate of any Underwriter which assists such Underwriter in the distribution of the Shares and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case to the extent and only to the extent that such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Selling Stockholder expressly for use therein; provided, however, that the obligations of any Selling Stockholder under the foregoing indemnity shall not exceed the net proceeds received by such Selling Stockholder from the sale of the Shares to be sold by such Selling Stockholder hereunder (which net proceeds shall not include the Underwriters' discounts).

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act and each of the
Selling Stockholders to the same extent as the foregoing indemnity from the Selling Stockholders to each Underwriter, but only with reference to information furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to the preceding paragraphs of this Section 7, such person (the "Indemnified Person") shall promptly notify the person or persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person and not the Indemnifying Persons unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both an Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that no Indemnifying Person shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Shares and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company, any such separate firm for the Selling Stockholders shall be designated in writing by each Selling Stockholder. No Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, each Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, such Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the  indemnification  provided for in the first three paragraphs of this
Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph  shall be deemed to  include,  subject  to the  limitations  set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, (i) in no event shall an
Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) in no event shall the amount required to be contributed by any Selling Stockholder exceed the amount by which the net proceeds received by such Selling Stockholder through the sale of the Shares to be sold by such Selling Stockholder (which net proceeds shall not include the Underwriters' discounts) to the Underwriters exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of its untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I hereto, and not joint. The Selling Stockholders' obligations to contribute pursuant to this Section 7 are several and not joint.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company, the Selling Stockholders and the Underwriters set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company or any Selling Stockholder and (iii) acceptance of and payment for any of the Shares.

     8. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Shares) may be terminated in the absolute discretion of the Representatives, by notice given to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, to the Company prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the American Stock Exchange, the

National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Shares being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

     9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

     If on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I hereto bears to the aggregate number of Underwritten Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Stockholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either you, the Company or the Selling Stockholders shall have the right to postpone the Closing Date (or, in the case of the Option Shares, either you or the Company shall have the right to postpone the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Company or any of the Selling Stockholders shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

     11. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholders, the Underwriters and each affiliate of any Underwriter which assists such Underwriter in the distribution of the Shares, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax: 212-648-5705), Attention: Syndicate Department, copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005 (telefax:
212-269-5420), Attention: Gerald S. Tanenbaum, Esq. Notices to the Company shall be given to it at its office, 7 Powder Horn Drive, Warren, New Jersey 07059, (telefax: [ ]), Attention: [ ]. Notices to the Selling Stockholders shall be given to to them, c/o John Hancock Mutual Life Insurance Company, 200 Clarendon Street, Boston, Massachusetts 02117 (telefax: 617-572-9268), Attention:
Christine Miller, Esq., Assistant Counsel, copy to Choate, Hall & Stewart, 53 State Street, Boston, Massachusetts 02109 (telefax: 617-248-4000), Attention:
James R. Kane, Esq. Copies of notices to the Company should be given to Proskauer Rose LLP, 1585 Broadway, New York, New York 10036-8299 (telefax:
212-969-2900), Attention: Robert A. Cantone, Esq.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

     If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                         Very truly yours,

                                         CELGENE CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         HANCOCK MEZZANINE
                                            PARTNERS L.P.

                                         By:  Hancock Mezzanine Investments
                                                  LLC, its general partner

                                         By:  John Hancock Life Insurance
                                                  Company, as investment manager


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         JOHN HANCOCK LIFE
                                            INSURANCE COMPANY


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         JOHN HANCOCK VARIABLE LIFE
                                            INSURANCE COMPANY


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         SIGNATURE 1A (CAYMAN), LTD.

                                         By:  John Hancock Life Insurance
                                                  Company, as portfolio advisor


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

Accepted:  February [  ], 2000

J.P. MORGAN SECURITIES INC.
PRUDENTIAL SECURITIES INCORPORATED
U.S. BANCORP PIPER JAFFRAY INC.
     Acting severally on behalf of themselves and the several Underwriters listed in
     Schedule I hereto.

By: J.P. MORGAN SECURITIES INC.


By:
   ------------------------------------
   Name: Michael J. Tiedemann
   Title: Vice President

                                   SCHEDULE I

                                                                  Number of
                                                             Underwritten Shares
Underwriter                                                    To Be Purchased
-----------                                                  -------------------

J.P. Morgan Securities Inc..................................
Prudential Securities Incorporated..........................
U.S. Bancorp Piper Jaffray Inc..............................









                                                                   ---------
     Total..................................................       2,484,000
                                                                   =========

                                   SCHEDULE II

                                                                   Number of
Selling Stockholder                                          Underwritten Shares
-------------------                                          -------------------
Hancock Mezzanine Partners L.P..............................       258,000
John Hancock Life Insurance Company.........................       233,920
John Hancock Variable Life Insurance Company................         6,880
Signature 1A (Cayman), Ltd..................................        17,200
                                                                   -------
         Total..............................................       516,000
                                                                   =======